Exhibit 10.3

FIRST AMENDMENT TO TEUCRIUM TRADING, LLC
MARKETING AGENT AGREEMENT

This first amendment (“Amendment”) to the Marketing Agent S Agreement dated July 22, 2024 (the “Agreement”), by and between Teucrium Commodity Trust, LLC, a Delaware statutory Trust (the “Company and PINE Distributors, LLC, a Delaware limited liability company (the “Marketing Agent”), is entered into as of September 30, 2025 (the “Effective Date”).

WHEREAS, The Trust and the Marketing Agent (collectively the “Parties”) desire to amend Appendix A of the Agreement to reflect the addition of certain funds.

WHEREAS, Section 15 of the Agreement requires that amendments to the Agreement be made in writing and executed by all parties.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2.	Appendix A of the Agreement is hereby deleted and replaced in its entirety with Appendix A attached hereto.

3.	Except as expressly amended hereby, all of the provisions of the Agreement are restated and in full force and effect to the same extent as if fully set forth herein.

4.	This Amendment shall be governed by and the provisions of this Amendment shall be construed and interpreted under and in accordance with the laws of the State of Delaware.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the Effective Date.

PINE Distributors LLC		Teucrium Commodity Trust

By:	/s/ Mark Fairbanks	By:	/s/ Cory Mullen-Rusin
Name: Mark Fairbanks		Name: Cory Mullen-Rusin
Title: President		Title: Chief Financial Officer

[Signature Page]

MARKETING AGENT AGREEMENT
EXHIBIT A

Teucrium Corn Fund
Teucrium Wheat Fund
Teucrium Soybean Fund
Teucrium Sugar Fund
Teucrium Agricultural Fund
7RCC Spot Bitcoin and Carbon Credit Futures ETF

A-1